UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2024 (April 26, 2024)

THUNDER BRIDGE CAPITAL PARTNERS IV, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40555	86-1826129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9912 Georgetown Pike

Suite D203

Great Falls, Virginia

(Address of principal executive offices)

22066

(Zip Code)

Registrant’s telephone number, including area code: (202) 431-0507

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one-fifth of one Redeemable Warrant	THCPU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	THCP	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	THCPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on October 24, 2023, Thunder Bridge Capital Partners IV, Inc. (the “Company”), received a letter (the “Total Stockholders Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”, and such department, the “Nasdaq Staff”) notifying the Company that it was not in compliance with Nasdaq Listing Rule 5450(a)(2), which requires the Company to maintain at least 400 total holders for continued listing on the Nasdaq Global Market (the “Total Stockholders Rule”). The Total Stockholders Notice stated that the Company had until December 8, 2023 to provide Nasdaq with a plan to regain compliance. If the plan was accepted, Nasdaq may grant an extension of up to 180 calendar days from the date of the Total Stockholders Notice to evidence compliance. If Nasdaq did not accept the Company’s plan, the Company would have the opportunity to appeal that decision to a Nasdaq Hearings Panel.  The Total Stockholders Notice had no immediate effect on the listing of the Company’s securities, and its securities continued to trade on the Nasdaq Global Market.

On October 26, 2023, the Company filed a Current Report on Form 8-K to disclose its receipt of the Total Stockholders Notice in accordance with Nasdaq Listing Rule 5810(b).

On December 8, 2023, the Company submitted its plan to meet the requirements under the Total Stockholders Rule. On December 13, 2023, the Company received a letter from the Nasdaq Staff granting it until April 22, 2024 to file documentation with the Nasdaq Staff from its transfer agent, or independent source, that demonstrates that its common stock has a minimum of 400 total holders. The Company submitted such documentation to the Nasdaq Staff on April 17, 2024.

On April 26, 2024, the Company received a letter from the Nasdaq Staff (i) confirming receipt of the submitted documentation, (ii) determining that the Company is in compliance with the Total Stockholders Rule and (iii) declaring the matter now closed.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THUNDER BRIDGE CAPITAL PARTNERS IV, INC.

	By:	/s/ Gary A. Simanson
		Name:	Gary A. Simanson
		Title:	Chief Executive Officer

Dated: May 1, 2024

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